A320 FAMILY AIRCRAFT
PURCHASE AGREEMENT

BETWEEN

AIRBUS SAS

(the “Seller”)

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED

(the “Buyer”)

AND

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

(the “Consenting Party”)

Buyer's reference: 09SIES1034FR

Seller's reference: CT0803292

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

Clauses

0	SUPPLEMENTARY DEFINITIONS

1	QUANTITY, MODEL AND DESCRIPTION

2	AIRCRAFT DEFINITION

3	BASE PRICES

4	DELIVERY SCHEDULE

5	PAYMENTS

6	LIQUIDATED DAMAGES

7	WARRANTIES AND SERVICE LIFE POLICY

8	TECHNICAL DATA

9	SELLER REPRESENTATIVE SERVICES

10	NEGOTIATED AGREEMENT

11	APPLICABILITY

12	CONFIDENTIALITY

13	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

14	LAW AND JURIDICTION

15	COUNTERPARTS

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

Appendices

A	STANDARD SPECIFICATIONS FOR A320 FAMILY AIRCRAFT

B	AIFRAME PRICE REVISION FORMULA

C-1	CFM PRICE REVISION FORMULA

C-2	IAE PRICE REVISION FORMULA

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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PURCHASE AGREEMENT

This A320 family aircraft purchase agreement (the “Agreement”) is made as of _____________________, 2010

Between:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814, (the “Seller”),

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED, a company organised under the laws of the People's Republic of China having its principal place of business at Bai Yun Airport, Guangzhou 510405, People's Republic of China, (the “Buyer”),

and

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD., formerly known as CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, having its principal office at Bai Yun Airport, Guangzhou 510405, People's Republic of China (the "Consenting Party").

The Seller and the Buyer and the Consenting Party referred together as the “Parties” and each a “Party”.

WHEREAS

A.
The Seller and the Buyer, with the consent of the Consenting Party, have signed an aircraft general terms agreement reference CT0803291 dated as of even date herewith (the “AGTA“) which constitutes an integral part of this Agreement.

B.	Subject to the terms and conditions of this Agreement and of the AGTA, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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0.	SUPPLEMENTARY DEFINITIONS

0.1	In addition to the words and the terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

0.2	Capitalised words and terms used in this Agreement which are not defined herein shall have the meaning assigned thereto in the AGTA

A319 Airframe	means the A319 Aircraft excluding the A319 Propulsion Systems.

A320 Airframe	means the A320 Aircraft excluding the A320 Propulsion Systems.

A321 Airframe	means the A321 Aircraft excluding the A321 Propulsion Systems

A319 Aircraft
means an Airbus A319-100 model aircraft including the A319 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A319 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A320 Aircraft
means an Airbus A320-200 model aircraft including the A320 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A320 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A321 Aircraft
means an Airbus A321-200 model aircraft including the A321 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A321 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A319 Specification	means either (a) the A319 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 Standard Specification as amended by all applicable SCNs and MSCNs.

A320 Specification	means either (a) the A320 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A320 Standard Specification as amended by all applicable SCNs and MSCNs.

A321 Specification	means either (a) the A321 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 Standard Specification as amended by all applicable SCNs and MSCNs.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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A319 Standard
Specification	means the A319-100 standard specification document number J.000.01000 Issue 6, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A-1, with the following design weights:

MTOW:	64.0 tonnes
MLW:	61.0 tonnes and
MZFW:	57.0 tonnes

A320 Standard
Specification	means the A320-200 standard specification document number D.000.02000 Issue 7, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A-2, with the following design weights:

MTOW:	73.5 tonnes
MLW:	64.5 tonnes and
MZFW:	61.0 tonnes

A321 Standard
Specification	means the A321-200 standard specification document number E.000.02000 Issue 4, dated March 1, 2007 a copy of which has been annexed hereto as Appendix A-2, with the following design weights:

MTOW:	89 tonnes
MLW:	75.5 tonnes and
MZFW:	71.5 tonnes

Airframe Base Price
means,  (i) with respect to the A319 Airframe, the A319 Airframe Base Price set forth in Clause 3.1.1 ; (ii) with respect to the A320 Airframe, the A320 Airframe Base Price set forth in Clause 3.1.2; (iii) with respect to the A321 Airframe, the A321 Airframe Base Price set forth in Clause 3.1.3; and with respect to the Aircraft means any or all of the A319 Airframe Base Price, A320 Airframe Base Price and A321 Airframe Base Price.

Aircraft	means any or all of the A319 Aircraft, A320 Aircraft and A321 Aircraft.

Base Delivery
Condition Year	***

Base Price	means (i) the sum of the applicable Airframe Base Price and the applicable Propulsion Systems Base Price or (ii) the Aircraft Base Price

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Daily Liquidated
Damages Amount	as specified in Clause 6

First Quarter	means the months of January, February, March

Fourth Quarter	means the months of October, November, December

PEP Revision Service
Period	as specified in Clause 8

Propulsion Systems
Base Price	as specified in Clause 3.2

Propulsion Systems
Manufacturer	means the manufacturer of the Propulsion Systems

Propulsion Systems
Reference Price	as specified in Clause 3.2

Quarter	means any or all of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter

Revision Service
Period	as specified in Clause 8

Second Quarter	means the months of April, May, June

Third Quarter	means the months of July, August, September

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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0.3	Clause headings and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement

0.4	In this Agreement unless the context otherwise requires:

(a)
references to Clauses, Schedules, Appendices, and Exhibits are to be construed as references to the Clauses, Schedules, Appendices, and Exhibits to this Agreement and references to this Agreement include its Clauses, Schedules, Exhibits and Appendices.

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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1.	QUANTITY

On December 18, 2007, the Seller and the China Aviation Suppliers Import and Export Corporation (“CASC”) have entered into a general terms agreement for the sale and purchase of one hundred ten (110) A320 family aircraft.  Twenty (20) of these aircraft have been allocated by CASC to the Buyer (the "GTA Allocation"), and the Buyer agrees to purchase these twenty (20) aircraft (the “Aircraft”).

Unless otherwise agreed in writing by the Parties pursuant to the terms and conditions of this Agreement, such twenty (20) Aircraft shall be twenty (20) A320 Aircraft.

Pursuant to the terms of the Agreement and of the AGTA, the Seller shall sell and deliver to the Buyer and the Buyer shall buy and take Delivery of the Aircraft.

2.	AIRCRAFT DEFINITION

2.1	Aircraft Standard Specification Definition

2.1.1	Standard Specification for A319 Aircraft

The A319 Aircraft shall be manufactured in accordance with the A319 Specification.

2.1.2	Standard Specification for the A320 Aircraft

The A320 Aircraft shall be manufactured in accordance with the A320 Specification.

2.1.3	Standard Specification for the A321 Aircraft

The A321 Aircraft shall be manufactured in accordance with the A321 Specification.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.2	Propulsion Systems

2.2.1	The A319 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B5/3 engines, or

(ii)	International Aero Engines IAE V2522-A5 engines

(each, upon selection by the Buyer, being referred to as the “A319 Propulsion Systems”).

2.2.2	The A320 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B4/3 engines, or

(ii)	International Aero Engines IAE V2527-A5 engines

(each, upon selection by the Buyer, being referred to as the “A320 Propulsion Systems”).

2.2.3	The A321 Airframe will be equipped with a set of two (2):

(i)	CFM International CFM 56-5B3/3 engines, or

(ii)	International Aero Engines IAE V2533-A5 engines

(each, upon selection by the Buyer, being referred to as the “A321 Propulsion Systems”)

The A319 Propulsion Systems, the A320 Propulsion Systems and the A321 Propulsion Systems being referred to herein collectively as the “Propulsion Systems”.

2.2.4
The Buyer shall notify the Seller in writing of its selection of Propulsion Systems type for the Aircraft by no later than *** prior to the Scheduled Delivery Month of the first Aircraft based on the Aircraft delivery schedule set forth in Clause 4 herein.  Such selection shall be incorporated in the applicable Aircraft Specification by signature of a Specification Change Notice. If the Buyer does not select its Propulsion Systems type as agreed herein, in addition to its other rights, the Seller will have the right to defer the Scheduled Delivery Months of any or all of the Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3.	BASE PRICES

With respect to the Aircraft, Clause 3.1 and Clause 4.1 of the AGTA shall apply.

3.1	Airframe Base Price

3.1.1	A319 Airframe Base Price

The A319 Airframe Base Price is the sum of:

(i)
the base price of the standard A319 Airframe as defined in the A319 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

*** and

(ii)	the budgetary sum of the base prices of the A319 Specification Change Notices (SCNs), which is:

***

3.1.2	A320 Airframe Base Price

The A320 Airframe Base Price is the sum of:

(i)
the base price of the standard A320 Airframe as defined in the A320 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

***, and

(ii)	the budgetary sum of the base prices of the A320 Specification Change Notices (SCNs) , which is:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3.1.3	A321 Airframe Base Price

The A321 Airframe Base Price is the sum of:

(i)
the base price of the standard A321 Airframe as defined in the A321 Standard Specification excluding Buyer Furnished Equipment and including for the avoidance of doubt engine accessories, nacelles and thrust reversers, which is:

***, and

(ii)	the budgetary sum of the base prices of the A321 Specification Change Notices (SCNs) , which is:

***

3.1.4
The Airframe Base Price is expressed in United States Dollars (USD) at ***delivery conditions. It is subject to adjustment up to the Aircraft Delivery Date in accordance with the Airframe Price Revision Formula set out in Appendix B.

3.2	Propulsion Systems Base Price

3.2.1	CFM International

The Propulsion Systems Base Price of a set of two (2) CFM INTERNATIONAL Propulsion Systems is:

3.2.1.1	CFM56-5B5/3 for the A319 Aircraft

***

3.2.1.2	CFM56-5B4/3 for the A320 Aircraft

***

3.2.1.3	CFM56-5B3/3 for the A321 Aircraft

***

Such CFM International Propulsion Systems Base Prices have been established in accordance with the delivery conditions for a theoretical delivery in *** and have been calculated from the CFM International Propulsion Systems Reference Prices of the:

CFM56-5B5/3 : ***;

CFM56-5B4/3 : ***;

CFM56-5B3/3 :  ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The CFM International Propulsion Systems Reference Prices have been established in accordance with the economic conditions prevailing for a theoretical delivery in *** at the Reference Composite Price Index of *** and shall be subject to revision up to the Aircraft Delivery Date in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Appendix C-1 hereto (the “CFM Price Revision Formula”).

3.2.2	IAE

The IAE Propulsion Systems Base Price of a set of two (2) INTERNATIONAL AERO ENGINES IAE Propulsion Systems (excluding specifically engine accessories, nacelles and thrust reversers) is:

3.2.2.1	IAE V2522-A5 for the A319 Aircraft

***

3.2.1.2	IAE V2527-A5 for the A320 Aircraft

***

3.2.1.3	IAE V2533-A5 for the A321 Aircraft

***

Such IAE Propulsion Systems Base Prices have been established in accordance with the delivery conditions for a theoretical delivery in *** and have been calculated from the IAE Propulsion Systems Reference Prices for the:

IAE V2522-A5: ***

IAE V2527-A5: ***

IAE V2533-A5: ***

The IAE Propulsions Systems Reference Prices have been established in accordance with the economic conditions prevailing for a theoretical delivery in *** and shall be subject to revision up to the Aircraft delivery date in accordance with the IAE INTERNATIONAL Price Revision Formula set forth in Appendix C-2 hereto (the “IAE Price Revision Formula”).

3.3	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of the Airframe Base Price and the CFM International Propulsion Systems Base Price until the Buyer notifies the Seller of its Propulsion Systems selection. After such notification, The Aircraft Base Price shall be the sum of the Airframe Base Price and the selected Propulsion Systems Base Price.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4.	DELIVERY SCHEDULE

Subject to Clauses 2,7,8,10 and 18 of the AGTA, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following delivery months:

Aircraft N°1	*** 2011
Aircraft N°2	*** 2011
Aircraft N°3	*** 2011
Aircraft N°4	*** 2011
Aircraft N°5	***
Aircraft N°6	***
Aircraft N°7	***
Aircraft N°8	***
Aircraft N°9	***
Aircraft N°10	***
Aircraft N°11	***
Aircraft N°12	***
Aircraft N°13	*** 2013
Aircraft N°14	*** 2013
Aircraft N°15	*** 2013
Aircraft N°16	***2013
Aircraft N°17	*** 2013
Aircraft N°18	*** 2013
Aircraft N°19	*** 2013
Aircraft N°20	*** 2013

Each such calendar month shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

5.	PAYMENTS

5.1	With respect to Clause 5.3.1 of the AGTA, the predelivery payment reference price is determined by the following formula:

***

5.2	With respect to Clause 5.3.2 of the AGTA, The Predelivery Payments shall be made in accordance with the following schedule:

***

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of this Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

***.

5.3	With respect to Clause 5.3.5 of the AGTA, the Seller shall be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement:

***
***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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6.	LIQUIDATED DAMAGES

In the event of a Non-Excusable Delay as defined in Clause 11 of the AGTA, ***

The amount of such liquidated damages shall *** in respect of any one Aircraft.

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to this clause shall be considered to be liquidated damages and have been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this clause and in clause 11 of the AGTA.

7.	WARRANTIES AND SERVICE LIFE POLICY

7.1	With respect to Clause 12.1.3 of the AGTA, the Warranty Period shall be ***.

7.2
With respect to Clause 12.2.2 of the AGTA, if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed *** to the Buyer, ***, then the Seller shall comply with the undertakings defined in such Clause 12.2.2.

7.3	With respect to Clause 12.2.3 of the AGTA, ***.

7.4	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE ) AND REMEDIES OF THE BUYER SET FORTH IN CLAUSE 12 AND CLAUSE 14 OF THE AGTA ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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E.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF ITS SUPPLIERS AND SUBCONTRACTORS.

8.	TECHNICAL DATA

8.1	Pursuant to Clause 14 of the AGTA, Technical Data shall be supplied in accordance with Exhibit G of the AGTA *** (the “Revision Service Period”).

8.2	Pursuant to Clause 14.13.3 of the AGTA, the license to use the Performance Engineer Program (the “PEP”) and the revision service shall be provided on a *** (the “PEP Revision Service Period”).

8.3	With respect to Clause 14.7 of the AGTA, upon request by the Buyer, the Seller shall provide up to *** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities.

If such training is conducted at the Buyer’s facilities, the Seller will bear the costs for all travel and living expenses of the representatives of the Seller conducting such training.

9.	SELLER REPRESENTATIVE SERVICES

Pursuant to Clause 15 of the AGTA, the Seller Representative allocation provided to the Buyer is defined hereunder.

9.1
The Seller shall provide to the Buyer a total of *** of Seller Representative Services per Aircraft at the Buyer's main base or at other locations to be mutually agreed, limited to a total of *** for the fleet.

9.2	For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service assistance, sustaining support services and spares representatives.

9.3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed *** Seller Representatives.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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10.	NEGOTIATED AGREEMENT

The Buyer and the Seller specifically recognize that this Agreement incorporating the terms of the AGTA is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the Buyer and the Seller, and that the Specification and price of the Aircraft specified in this Agreement and the other mutual agreements of the Buyer and the Seller set forth herein and in the AGTA were agreed upon after careful consideration by the Buyer using its judgment as a professional operator and by the Seller using its judgment as an aircraft manufacturer and arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein and in the AGTA.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

11.	APPLICABILITY

This Agreement incorporates the terms and conditions of the AGTA.

This Agreement and the AGTA, contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only by mutual agreement in writing signed by authorized representatives of the Buyer and the Seller.

With respect to the Aircraft, the AGTA shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the AGTA and this Agreement, the latter shall prevail to the extent of such inconsistency.

12.	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Agreement.

13.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties do not intend that any term of the AGTA and of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the AGTA and the Agreement.

The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under the AGTA or the Agreement without the consent of any person who is not a party to the AGTA and the Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14.	LAW AND JURISDICTION

14.1	This Agreement and the AGTA shall be governed by and construed in accordance with the laws of England.

14.2
Any dispute, controversy or claim arising out of or in connection with this Agreement and/or the AGTA, including any question regarding their existence, validity or termination ("Dispute") shall be referred to and finally resolved in accordance with the following procedure.

The parties shall first attempt in good faith to resolve the Dispute by negotiation, in which case, one party shall give notice to the other of the Dispute ("Notice of Dispute"). Such Notice of Dispute shall include a summary of the subject of the Dispute and the arguments upon which that party relies.
Any Dispute not resolved by negotiation within thirty (30) calendar days following receipt of the Notice of Dispute by the other party shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce ("ICC") (the "Rules"), which Rules are deemed to be incorporated by reference into this Agreement and the AGTA.

Arbitration shall be in the English language and be administered by the International Court of Arbitration of the ICC pursuant to the Rules. The number of arbitrators shall be three. The place of arbitration shall be London, United Kingdom. The decision of the arbitral tribunal shall be final and binding on the Parties.

15.	COUNTERPARTS

This Agreement has been executed in three (3) original copies which are in English and may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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IN WITNESS WHEREOF, this Agreement was entered into the day and year above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A

AIRCRAFT STANDARD SPECIFICATIONS

The Standard Specifications for the A320 Family are attached in a different folder.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX B

AIRFRAME PRICE REVISION FORMULA

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix B to the A320 Family Purchase Agreement

1	Base Prices

The Airframe Base Prices defined in sub-Clause 3.1 of this Agreement are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

2	Base Period

The Base Prices have been established in accordance ***

values indicated hereof shall not be subject to any revision.

3	Indexes

Labor Index: ***

Material Index: ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix B to the A320 Family Purchase Agreement

4	Revision Formula

***

5	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix C-1 to the A320 Family Purchase Agreement

APPENDIX C-1

CFM INTERNATIONAL PRICE REVISION FORMULA

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix C-1 to the A320 Family Purchase Agreemen

1	Reference Price of the Propulsion Systems

The Propulsion Systems Reference Price of a set of two (2) CFM INTERNATIONAL Engines and additional standard equipment is:

For the A319 Aircraft CFM-5B5/3 engines: ***

For the A320 Aircraft CFM-5B4/3 engines: ***

For the A321 Aircraft CFM-5B3/3 engines: ***

This Propulsion Systems Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of sub-Clauses 1.4 and 1.5 hereof.

2	Reference Period

The above Reference Prices have been established in accordance with the *** as defined by CFM INTERNATIONAL by the ***

3	Indexes

Labor Index: ***

Material Index : ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix C-1 to the A320 Family Purchase Agreemen

4	Revision Formula

***
***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix C-1 to the A320 Family Purchase Agreemen

5	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix C-2 to the A320 Family Purchase Agreement

APPENDIX C-2

INTERNATIONAL AERO PROPULSION SYSTEMS PRICE REVISION FORMULA

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix C-2 to the A320 Family Purchase Agreement

1	Reference Price

The Propulsion Systems Reference Price for a set of two (2) INTERNATIONAL AERO ENGINES V2500 series Engines is:

For the A319 Aircraft IAE V2522-A5 engines: ***

For the A320 Aircraft IAE V2527-A5 engines: ***

For the A321 Aircraft IAE V2533-A5 engines: ***

This Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	Reference Period

The above Propulsion Sytems Reference Prices have been established in accordance ***, as defined, according to INTERNATIONAL AERO ENGINES by the ECIb and ICb, index values indicated in Clause 3.4. hereof.

3	Indexes

Labor Index: ***

Material Index: ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Appendix C-2 to the A320 Family Purchase Agreement

4	Revision Formula

***

5	General Provisions

***
***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 1

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT 1

***

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LETTER AGREEMENT 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

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LETTER AGREEMENT 2

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT 2

***

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LETTER AGREEMENT 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name: ______________________	Name: ________________________

Title: ______________________	Title: ________________________

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name: ______________________

Title: ______________________

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LETTER AGREEMENT 3

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT 3

***

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LETTER AGREEMENT 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

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LETTER AGREEMENT 4

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT 4

***

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LETTER AGREEMENT 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

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LETTER AGREEMENT 5A

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject: A319-100 PERFORMANCE GUARANTEES

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5A

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A319-100 Aircraft as described in the Standard Specification ***equipped with

a)	CFM56-5B5/3 propulsion system

b)	IAE V2522-A5 propulsion system

for deliveries from 2009 onwards without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)       Pressure Altitude (ft)

***

shall be not less than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5A

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A319-100 CFM56-5B5/3	***

A319-100 V2522-A5	***

These are the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assume a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5A

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319-100 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN
(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5A

8	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5A

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.

COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5B

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject: A320-200 PERFORMANCE GUARANTEES

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5B

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A320-200 Aircraft as described in the Standard Specification *** equipped with:

a)	CFM56-5B4/3 propulsion system

b)	IAE V2527-A5 propulsion system

for deliveries from 2009 onwards without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** under the Weight and Altitude conditions given below:
Gross Weight (kg)	Pressure Altitude (ft)

***

shall be not less than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5B

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A320-200 CFM56-5B4/3	***

A320-200 V2527-A5	***

These are the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assume a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5B

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN
(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5B

8	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5B

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.

COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5C

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject: A321-200 PERFORMANCE GUARANTEES

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5C

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A321-200 Aircraft as described in the Standard Specification ***equipped with:

a)	CFM56-5B3/3 propulsion system

b)	IAE V2533-A5 propulsion system

for deliveries from *** onwards without taking into account any further changes thereto as provided in the Agreement (the “Specification” for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at Sea Level pressure altitude shall be not more than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of *** under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

 ***

shall be not less than a guaranteed value of:

a)	for CFM:	***

b)	for IAE:	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5C

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A321-200 CFM56-5B3/3	***

A321-200 V2533-A5	***

These are the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN’s defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5	Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***. Cruise performance assume a centre of gravity position of ***.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5C

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A321-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN
(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification
(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5C

8	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 5C

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.

COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP

IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 6

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : Miscellaneous

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 6

1.	Clause 5 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to delete Clause 5.3.4 of the AGTA in its entirety and replace it with the following:

QUOTE
5.3.4          ***
UNQUOTE

2.	Clause 7 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to add the following Clause 7.4.3 to the AGTA:

QUOTE
7.4.3          ***
UNQUOTE

3.	Clause 10 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to delete Clause 10.5 of the AGTA in its entirety and replace it with the following:

QUOTE
10.5           ***
UNQUOTE

4.	Clause 18 of the AGTA

With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to delete Clause 18.3.2 of the AGTA in its entirety and replace it with the following:

QUOTE
18.3.2        ***
UNQUOTE

5.	Clause 6 of the Purchase Agreement

The Parties agree to delete Clause 6 of the Purchase Agreement in its entirety and replace it with the following:

QUOTE

***
UNQUOTE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 6

6.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

7.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 7

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject  : Customer Support

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family purchase agreement dated as of even date herewith (the "Purchase Agreement") which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 7

1.	Clause 14 of the AGTA

1.1	With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree that clause 14.4.3.1 of the AGTA shall be deleted in its entirety and replaced by the following:

QUOTE
14.4.3.1 ***
UNQUOTE

1.2	With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree that clause 14.6 of the AGTA shall be deleted in its entirety and replaced by the following:

QUOTE
14.6 ***
QUOTE

1.3	With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to add the following paragraph at to clause 14.9.3 of the AGTA:

QUOTE
***
UNQUOTE

2.	Exhibit H of the AGTA

2.1	With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to add the following clauses to Exhibit H of the AGTA:

QUOTE
3.1.4 ***

3.1.4.1 ***

3.1.4.2 ***
UNQUOTE

2.2	With respect only to the Aircraft purchased under the Purchase Agreement, the Parties agree to add the following clause 4.2.2 to Exhibit H of the AGTA:

QUOTE
4.2.2 ***
UNQUOTE

3.	Operational visit

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 7

4.	Flight Operations Review

***

5.	CBT Revision service

The Airbus Advanced Computer Based Training (“Airbus Advanced CBT”) in use at the Seller’s Training Centers are revised on a regular basis and such revision shall be provided to the Buyer ***

6.	Training Allowance

Pursuant to Clause 2 and 3 of Appendix A to Clause 16 of the AGTA, ***

Such trainee-days shall be used solely for the above courses, as defined in the Seller's applicable Training Courses Catalogue.

Within such trainee-day allowance, the number of Engine Run-up courses shall be limited to ***.

7.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

8.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 7

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT 8

____________________, 2010

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Bai Yun Airport,
Guangzhou 510405
People's Republic of China

Subject: ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement (the "Purchase Agreement") dated as of even date herewith which cover the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT 8

Now, with respect to the Aircraft and notwithstanding Clause 5.3.2 of the AGTA, and Clause 5.2 of the Purchase Agreement, the Buyer and the Seller agree the following:

***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

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LETTER AGREEMENT 8

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

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SIDE LETTER 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement dated as of even date herewith (the "Purchase Agreement") which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement dated as of even date herewith (the "Purchase Agreement") which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement dated as of even date herewith (the "Purchase Agreement") which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER 4

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES GROUP IMPORT
AND EXPORT TRADING CORP., LTD.
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer"), AIRBUS S.A.S. (the "Seller") and CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD. (the "Consenting Party") have entered into an aircraft general terms agreement (the “AGTA”) and an A320 family aircraft purchase agreement dated as of even date herewith (the "Purchase Agreement") which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SIDE LETTER 4

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of:	For and on behalf of:

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

Name:	Name:

Title:	Title:

Witnessed and acknowledged,

For and on behalf of

CHINA SOUTHERN AIRLINES GROUP
IMPORT AND EXPORT TRADING CORP., LTD.

Name:

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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